UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2019

NEOPHOTONICS CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	001-35061	94-3253730
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

NeoPhotonics Corporation

2911 Zanker Road

San Jose, California 95134

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (408) 232-9200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol(s):	Name of each exchange on which registered:
Common Stock, $0.0025 par value	NPTN	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01                                  Other Events.

On August 1, 2019, the Company entered into the amendment to that certain Research and Development Agreement, by and between the Company and Inphi Corporation (“Inphi”), dated March 12, 2019 (as so amended, as the “Amended Research and Development Agreement”), relating to the sale and issuance of shares of Common Stock including (i) 103,734 shares of Common Stock to be issued to Inphi within one week of entering into the Amended Research and Development Agreement (the “Initial Shares”), and (ii) additional shares of Common Stock, which may be issued from time to time to Inphi during the period of August 2019 through May 2020, with an aggregate offering price of up to $4,500,000 (the “Additional Shares”). The purchase price for the Additional Shares will be the closing price on each of August 15, 2019 ($1.0 million of additional shares), September 15, 2019 ($1.0 million of additional shares), February 15, 2020 ($1.0 million of additional shares), and May 1, 2020 ($1.5 million of additional shares), or if such date is not a business day, then the next succeeding business day.  The Additional Shares to be issued with respect to each of these dates would be issued on or shortly following such date.  Such dates may be adjusted on mutual agreement of the parties in the event that Inphi does not meet the due date for the deliverable associated with each share issuance.

The offering is being made pursuant to the Registration Statement and an accompanying prospectus previously filed with the SEC and a final prospectus supplement thereunder. A copy of the opinion of Cooley LLP relating to the legality of the issuance and sale of the securities in the offering is attached as Exhibit 5.1 hereto.

ITEM 9.01                                  Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

5.1	Opinion of Cooley LLP.

23.1	Consent of Cooley LLP (contained in Exhibit 5.1).

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 5, 2019	NEOPHOTONICS CORPORATION

	By:	/s/ Elizabeth Eby
Elizabeth Eby
Senior Vice President, Finance and Chief Financial Officer
(Principal Financial and Accounting Officer)